AMENDED AND RESTATED MASTER ISSUER           EXHIBIT 10.7
                     DEFINITIONS AND CONSTRUCTION SCHEDULE

                               21 NOVEMBER 2007

                          PERMANENT MASTER ISSUER PLC

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                                   CONTENTS

CLAUSE                                                                     PAGE

1.       Accession of New Parties.............................................1
2.       Definitions..........................................................1
3.       Interpretation and Construction.....................................25
4.       Counterparts........................................................28
5.       Governing Law and Jurisdiction......................................28

SCHEDULE

1.       Accession Agreement.................................................29

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THIS AMENDED AND RESTATED MASTER ISSUER MASTER DEFINITIONS AND CONSTRUCTION
SCHEDULE is made on 21 November 2007.

1.       ACCESSION OF NEW PARTIES

1.1 If, after the date hereof, an entity which is not party to this Master Issuer Master Definitions and Construction Schedule (each, a NEW PARTY) has agreed to enter into any Master Issuer Transaction Document which incorporates this Master Issuer Master Definitions and Construction Schedule, the Master Issuer shall procure (before that new Master Issuer Transaction Document becomes effective) that such New Party becomes a party to this Master Issuer Master Definitions and Construction Schedule by delivering to the parties to this Master Issuer Master Definitions and Construction Schedule (including any previous New Party) (each, an EXISTING PARTY) an Accession Agreement (in the form set out in Schedule 1 (an ACCESSION AGREEMENT) duly executed by that entity.

1.2 Upon execution and delivery of an Accession Agreement, the New Party will become a party to this Master Issuer Master Definitions and Construction Schedule.

1.3      No Existing Party is responsible to a New Party for:

         (a) the execution, genuineness, validity, enforceability or sufficiency of any Master Issuer Transaction Document or any other document;

         (b) the collectability of amounts payable under any Master Issuer Transaction Document; or

         (c) the accuracy of any statements (whether written or oral) made in or in connection with any Master Issuer Transaction Document.

1.4 Each New Party confirms to the existing parties that, upon execution and delivery of an Accession Agreement in accordance with Clause 1.1, it:

         (a) has made its own independent investigation and assessment of the financial condition and affairs of the Master Issuer in connection with the entry into the Master Issuer Transaction Document referred to in Clause 1.1; and

         (b) will continue to make its own independent investigation and assessment of the financial condition and affairs of the Master Issuer while the Master Issuer Transaction Document referred to in Clause 1.1 is in force.

2.       DEFINITIONS

         In any agreement, instrument or deed expressly and specifically incorporating by reference this Amended and Restated Master Issuer Master Definitions and Construction Schedule, the undersigned hereby agree that the following words and expressions shall, unless otherwise defined therein or unless the context otherwise requires, have the following meanings:

         A LOAN TRANCHE means any Loan Tranche made available by the Master Issuer to Funding 2 under the Master Intercompany Loan Agreement from the proceeds of an issue of a Series and Class of Class M Notes;

         AA LOAN TRANCHE means any Loan Tranche made available by the Master Issuer to Funding 2 under the Master Intercompany Loan Agreement from the proceeds of an issue of a Series and Class of Class B Notes;

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         AAA LOAN TRANCHE means any Loan Tranche made available by the Master
         Issuer to Funding 2 under the Master Intercompany Loan Agreement from the proceeds of an issue of a Series and Class of Class A Notes;

         ACCESSION DEED means a deed in, or in substantially, the form set out in Schedule 3 to the Master Issuer Deed of Charge;

         ADVANCE DATE means, in relation to a Master Issuer Subordinated Loan, the date on which such Master Issuer Subordinated Loan is advanced by the Master Issuer Subordinated Loan Provider;

         ADDITIONAL INTEREST has the meaning given in Condition 4.4 of the Notes;

         ADDITIONAL MASTER ISSUER ACCOUNT means an account opened pursuant to Clause 3.1 of the Master Issuer Bank Account Agreement in the name of the Master Issuer and to be held with the Master Issuer Account Bank in accordance with the Master Issuer Bank Account Agreement;

         AGENT BANK means Citibank, N.A. London Branch of Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, or such other person for the time being acting as agent bank under the Master Issuer Paying Agent and Agent Bank Agreement;

         AGENTS means the Principal Paying Agent, the US Paying Agent, the Registrar, the Transfer Agent and the Agent Bank;

         AGREEMENT DATE means, in respect of an issue of a Series and Class of Notes, the date on which the Subscription Agreement is signed by or on behalf of all the parties to it;

         ARRANGER means Bank of Scotland;

         ASSIGNMENT DATE means each date on which there is a completion of the sale and purchase of a Portfolio pursuant to and in accordance with clause 3 or 4 (as applicable) of the Mortgage Sale Agreement;

         AUDITORS means KPMG Audit Plc of 1 Canada Square, Canary Wharf, London E14 5AG or such other internationally recognised independent firm of auditors selected from time to time by the Master Issuer with the prior consent of the Note Trustee;

         AUTHORISED DENOMINATIONS means:

         (a) in respect of the US Notes, $100,000 and integral multiples of $1,000 in excess thereof;

         (b) in relation to a Series and Class of Notes (other than Dollar Notes), as otherwise specified in the applicable Final Terms; or

         (c) in relation to Notes issued with a maturity of less than one year, [POUND]100,000 (or its equivalent in any other currency as at the date of issue of such Notes).

         AUTHORISED INVESTMENTS means:

         (a)     Sterling gilt-edged securities; and

         (b) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) provided that in all cases such investments have a maturity date of 90 days or less and mature on or before the next Quarterly Interest Payment Date and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or the entity with which the demand or time deposits are made (being

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                 an authorised person under the FSMA) are rated A-1+ by
                 Standard & Poor's, P-1 by Moody's and F1 by Fitch or their equivalents by three other internationally recognised rating agencies or which are otherwise acceptable to the rating agencies (if they are notified in advance) to maintain the then current ratings of the Notes;

         AUTHORISED SIGNATORY means any authorised signatory referred to in any Master Issuer Account Mandate;

         BANK OF SCOTLAND means Bank of Scotland plc (formerly The Governor and Company of the Bank of Scotland) incorporated under the laws of Scotland and registered as a public company under the Companies Act 1985 on the Reorganisation Date in accordance with the HBOS Group Reorganisation Act 2006;

         BASE PROSPECTUS means, in relation to the Notes, the prospectus of the Master Issuer from time to time, the first being the base prospectus dated 11 October 2006 relating to the establishment of the Programme that has been approved by the UK Listing Authority as an approved prospectus for the purposes of Section 85(2) of the FSMA;

         BASIC TERMS MODIFICATION has the meaning given in paragraph 5 of
         Schedule 4 to the Master Issuer Trust Deed;

         BB LOAN TRANCHE means any Loan Tranche made available by the Master Issuer to Funding 2 under the Master Intercompany Loan Agreement from the proceeds of an issue of a Series and Class of Class D Notes;

         BBB LOAN TRANCHE means any Loan Tranche made available by the Master Issuer to Funding 2 under the Master Intercompany Loan Agreement from the proceeds of an issue of a Series and Class of Class C Notes;

         BOOK-ENTRY INTEREST means a beneficial interest in a global note representing the relevant class of Notes shown on records maintained in book-entry form by DTC, Euroclear, Clearstream, Luxembourg or any alternative clearing system as specified in the applicable Final Terms, as the case may be;

         BUSINESS DAY has the meaning given in Condition 4.2(a);

         BUSINESS DAY CONVENTION has the meaning given to that term in the applicable Final Terms;

         CANADIAN BANKERS ACCEPTANCES (or CAD-BA) will be determined by the Agent Bank on the following basis:

         (a) on the Determination Date applicable to the relevant Series and Class of Notes, the Agent Bank will calculate the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks for Canadian dollar deposits for the relevant period as specified in the relevant Final Terms (or, in the case of the first Interest Period, a linear interpolation of such rates for deposits as indicated in the applicable Final Terms).

                 This will be determined by reference to the display as quoted on the Reuters Screen CDOR page (the display designated as the CDOR page on the Reuters Monitor Money Rate Service for the purpose of displaying, among other things, Canadian dollar bankers' acceptance rates) as of 10:00 Toronto time on that Determination Date. If the Reuters Screen CDOR page stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information,

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                 another page as determined by the Master Issuer with the
                 approval of the Note Trustee will be used. This is called the screen rate for the applicable Series and Class of Notes;

         (b) if, on any such Determination Date, the screen rate is unavailable, the Agent Bank will:

                 (i) request the principal Toronto office of each of the Reference Banks to provide the Agent Bank with its bid rate per annum for Canadian dollar bankers' acceptances of the equivalent amount and for the relevant period for settlement on that date; and

                 (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

         (c) if, on any such Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide bid rates, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b);

         (d) if, on any such Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Master Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable; and

         (e) for the purpose of disclosure pursuant to the Interest Act (Canada), the yearly rate of interest to which any rate of interest payable hereunder that is to be calculated on the basis of a year of 365 days is equivalent may be determined by multiplying such rate by a fraction the numerator of which is the actual number of days in the calendar year in which such yearly rate of interest is to be ascertained and the denominator of which is 365;

         CLASS means each single class of the Class A notes, the Class B Notes, the Class M Notes, the Class C Notes and the Class D Notes or their respective holders thereof as the context requires and except where otherwise specified;

         CLASS A NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Master Issuer and the Master Issuer Security Trustee declaring the Class A Notes to be due and repayable pursuant to Condition 9.1 of the Notes;

         CLASS A NOTEHOLDERS means the holders for the time being of the Class A Notes;

         CLASS A NOTES means the Notes of any Series designated as such in the applicable Final Terms;

         CLASS B NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Master Issuer and the Master Issuer Security Trustee declaring the Class B Notes to be due and repayable pursuant to Condition 9.2 of the Notes;

         CLASS B NOTEHOLDERS means the holders for the time being of the Class B Notes;

         CLASS B NOTES means the Notes of any Series designated as such in the applicable Final Terms;

         CLASS C NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Master Issuer and the Master Issuer Security Trustee declaring the Class C Notes to be due and repayable pursuant to Condition 9.4 of the Notes;

         CLASS C NOTEHOLDERS means the holders for the time being of the Class C Notes;

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         CLASS C NOTES means the Notes of any Series designated as such in the applicable Final Terms;

         CLASS D NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Master Issuer and the Master Issuer Security Trustee declaring the Class D Notes to be due and repayable pursuant to Condition 9.5 of the Notes;

         CLASS D NOTEHOLDERS means the holders for the time being of the Class D Notes;

         CLASS D NOTES means the Notes of any Series designated as such in the applicable Final Terms;

         CLASS M NOTE ACCELERATION NOTICE means a notice issued by the Note Trustee to the Master Issuer and the Master Issuer Security Trustee declaring the Class M Notes to be due and repayable pursuant to Condition 9.2 of the Notes;

         CLASS M NOTEHOLDERS means the holders for the time being of the Class M Notes;

         CLASS M NOTES means the Notes of any Series designated as such in the applicable Final Terms;

         CLEARSTREAM, LUXEMBOURG means Clearstream Banking, societe anonyme or the successor for the time being to its business;

         CLOSING DATE means the closing date for the issuance of any Notes comprising one or more Series and Classes of Notes as specified in the applicable Final Terms;

         COMMON DEPOSITARY means Citibank, N.A., in its capacity as common depositary for Euroclear and Clearstream, Luxembourg;

         CONDITIONS or TERMS AND CONDITIONS means the terms and conditions to be endorsed on the Notes in or substantially in the form set out in the Schedule 3 to the Master Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Trust Deed and any reference to a numbered Condition shall be construed accordingly;

         CONFIRMATION LETTER means a letter as set forth in Part 2 or Part 4 of Appendix 3 of the Programme Agreement;

         COUPONHOLDERS means the several persons who are for the time being holders of the Coupons and shall, unless the context otherwise requires, include the holders of Talons;

         COUPONS means an interest coupon appertaining to a Definitive Note (other than a Zero Coupon Note), and includes, where applicable, the Talon(s) appertaining to the relevant Note and any replacements for Coupons and Talons;

         CURRENCY EXCHANGE RATE means the exchange rate set out in each Master Issuer Swap Agreement dated on or about the relevant Closing Date;

         DEALER ACCESSION LETTER means a letter as set forth in Part 1 or Part 3 of Appendix 3 of the Programme Agreement;

         DEALERS means the institutions specified in the Final Terms relating to any Series and Class of Notes and DEALER means any one of them;

         DEFAULTING PARTY has the meaning given to it in the applicable Master Issuer Swap Agreement;

         DEFERRED INTEREST has the meaning given in Condition 4.4;

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         DEFINITIVE NOTES means the Notes in definitive form;

         DESIGNATED SUBSIDIARY has the meaning given in Clause 2.2 of the Master Issuer Post-Enforcement Call Option Agreement;

         DETERMINATION DATE means, in respect of a Series and Class of Notes, the date specified as such in the applicable Final Terms;

         DETERMINATION PERIOD means, in respect of any relevant Fixed Rate Notes, the period from the most recent Determination Date for such Fixed Rate Notes to (but excluding) the relevant Determination Date;

         DISCLOSURE RULES means, in the case of Reg S Notes which are, or are to be, admitted to the Official List, the disclosure rules made under section 73A of the FSMA;

         DISTRIBUTION COMPLIANCE PERIOD means the period until and including the 40th day after the later of the commencement of the offering of any Notes and the relevant Closing Date;

         DTC means The Depository Trust Company;

         EARLY TERMINATION DATE means has the meaning given to it in the applicable Master Issuer Swap Agreement;

         EURIBOR will be determined by the Agent Bank on the following basis:

         (a) on the Determination Date applicable to the relevant Series and Class of Notes, the Agent Bank will calculate the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks for euro deposits (or, in the case of the first Interest Period, a linear interpolation of such rates for deposits as indicated in the applicable Final Terms).

                 This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 248. If the Telerate Screen No. 248 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Master Issuer with the approval of the Note Trustee will be used.

                 In each of these cases, the determination will be made as at or about 11.00 a.m., Brussels time, on that date. This is called the screen rate for the relevant Series and Class of Notes;

         (b) if, on any such Determination Date, the screen rate is unavailable, the Agent Bank will:

                 (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to prime banks for euro deposits of the equivalent amount, and for the relevant period, in the Eurozone inter-bank market as at or about 11.00 a.m. (Brussels time); and

                 (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

         (c) if, on any such Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (a); and

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         (d)     if, on any such Determination Date, fewer than two Reference
                 Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Master Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable;

         EUROCLEAR means Euroclear Bank S.A./N.V., as operator of the Euroclear System or the successor for the time being to such business;

         EVENT OF DEFAULT has the same meaning as Note Event of Default;

         EXCESS SWAP COLLATERAL means an amount (which will be transferred directly to the relevant Master Issuer Swap Provider in accordance with the relevant Master Issuer Swap Agreement) equal to the value of the collateral (or the applicable part of any collateral) provided by an Master Issuer Swap Provider to the Master Issuer in respect of that Master Issuer Swap Provider's obligations to transfer collateral to the Master Issuer under the relevant Master Issuer Swap Agreement which is in excess of that Master Issuer Swap Provider's liability under the relevant Master Issuer Swap Agreement as at the date of termination of the relevant Master Issuer Swap Agreement or which it is otherwise entitled to have returned to it under the terms of the relevant Master Issuer Swap Agreement;

         EXCHANGE ACT means the United States Securities Exchange Act of 1934, as amended;

         EXCHANGE RATE has the same meaning as the Currency Exchange Rate;

         EXTRAORDINARY RESOLUTION has the meaning set out in paragraph 27 of
         Schedule 4 to the Master Issuer Trust Deed;

         FINAL MATURITY DATE means, in respect of any Series and Class of Notes, the date specified as such for such Series and Class of Notes in the related Final Terms;

         FINAL OFFERING CIRCULAR has the same meaning as Base Prospectus;

         FINAL REDEMPTION means the date on which all monies and other liabilities for the time being due or owing by the Master Issuer to the Note Trustee on behalf of the Noteholders have been paid in full;

         FINAL REPAYMENT DATE means, in relation to a Loan Tranche, the date specified as such in the related Loan Tranche Supplement and Final Terms;

         FINAL TERMS means, in relation to any Series of Notes, the final terms issued in relation to such Series of Notes as a supplement to the Conditions and giving details of, inter alia, the amount and price of such Series of Notes and which forms part of the Base Prospectus in relation to such Series of Notes;

         FINANCIAL PERIOD means a Financial Year or any other period in respect of which accounts are required to be prepared and certified by the auditors of the relevant company to enable it to comply with all relevant legal and accounting requirements and all requirements of any stock exchange on which securities of the company are listed;

         FINANCIAL YEAR means, in the case of the Master Issuer, each 12 month period ending on the last day of the calendar year;

         FIRST SUPPLEMENTAL MASTER ISSUER TRUST DEED means, the First Supplemental to the Master Issuer Trust Deed dated 12 January 2007;

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         FITCH means Fitch Ratings Limited and any successor to its ratings business;

         FIXED RATE NOTE means a Note, the interest basis of which is specified in the applicable Final Terms as being fixed rate;

         FLOATING RATE NOTE means a Note, the interest basis of which is specified in the applicable Final Terms as being floating rate;

         FSMA means the Financial Services and Market Act 2000 (as amended from time to time);

         GLOBAL NOTES means the Reg S Global Notes and the US Global Notes as applicable;

         HALIFAX means Halifax plc (registered number 02367076), a public limited company incorporated under the laws of England and Wales, whose registered office is at Trinity Road, Halifax, West Yorkshire HX1 2RG and whose business was transferred to Bank of Scotland in accordance with the HBOS Group Reorganisation Act 2006 on the Reorganisation Date;

         HBOSTS means HBOS Treasury Services plc (registered number 02692890), a public limited company incorporated under the laws of England and Wales, whose registered office is at 33 Old Broad Street, London EC2N 1HZ and whose business was transferred to Bank of Scotland in accordance with the HBOS Group Reorganisation Act 2006 on the Reorganisation Date;

         INDEPENDENT CERTIFICATES means certificates of independent parties furnished by the Master Issuer to the Note Trustee and/or the Master Issuer Security Trustee (as appropriate) and in accordance with sections 314(c) and 314(d)(1) of the Trust Indenture Act;

         INITIAL CLOSING DATE means, in respect of an issue of Notes, 17 October 2006, being the date of the first issue of Notes;

         INITIAL DOCUMENTATION LIST means the list of documents attached as Appendix 1 to the Programme Agreement;

         INTEREST AMOUNT has the meaning given to that term in Condition
         4.2(d);

         INTEREST COMMENCEMENT DATE means:

         (a) in relation to a Series and Class of Notes, the relevant Closing Date of such Series and Class of Notes or such other date as may be specified as such in the applicable Final Terms;

         (b) in relation to a Master Issuer Subordinated Loan or a Master Issuer Start-up Loan (as applicable), the relevant Advance Date of such Master Issuer Subordinated Loan or Master Issuer Start-up Loan (as applicable) or such other date as may be specified as such in the applicable Master Issuer Subordinated Loan Agreement or Master Issuer Start-up Loan Agreement (as applicable);

         (c) in respect of a Loan Tranche, the relevant Closing Date of the related Series and Class of Notes or the relevant Advance Date of the related Master Issuer Subordinated Loan or Master Issuer Start-up Loan (as applicable) or such other date as may be specified as such in the applicable Loan Tranche Supplement;

         INTEREST DETERMINATION DATE has the same meaning as Determination
         Date;

         INTEREST PAYMENT DATE means, in respect of a Series and Class of Notes (other than Money Market Notes) or a Master Issuer Subordinated Loan or Master Issuer Start-up Loan (as applicable), the

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         Quarterly Interest Payment Dates and (in respect of Money Market
         Notes), the Monthly Interest Payment Dates, subject (in each case) to the Conditions of the Notes;

         INTEREST PERIOD means:

         (a) in respect of a Series and Class of Notes or a Master Issuer Subordinated Loan or Master Issuer Start-up Loan (as applicable), (i) with respect to the first Interest Payment Date, the period from (and including) the applicable Interest Commencement Date to (but excluding) such first Interest Payment Date and (ii) thereafter, with respect to each Interest Payment Date, the period from and including the preceding Interest Payment Date to (but excluding) that Interest Payment Date;

         (b) in respect of a Loan Tranche, (i) with respect to the first Loan Payment Date, the period from (and including) the applicable Interest Commencement Date to (but excluding) such first Loan Payment Date and (ii) thereafter, the period from and including the preceding Loan Payment Date to (but excluding) that Loan Payment Date; and

         (c) in relation to a Master Issuer Subordinated Loan or a Master Issuer Start-up Loan (as applicable), the period from (and including) the applicable Interest Commencement Date to (but excluding) such first Interest Payment Date and, thereafter, with respect to each Interest Payment Date, the period from and including the preceding Interest Payment Date to (but excluding) that Interest Payment Date.

         LETTER OF REPRESENTATIONS means the letter of representations to DTC dated on or about the Programme Date from the Principal Paying Agent and the Master Issuer;

         LIBOR shall have the same meaning as Sterling LIBOR;

         LISTING RULES means:

         (a) in the case of Reg S Notes which are, or are to be admitted to the Official List, the listing rules made under section 73A of the FSMA; and

         (b) in the case of Reg S Notes which are, or are to be, listed on a Stock Exchange other than the London Stock Exchange, the listing rules and regulations for the time being in force for that Stock Exchange;

         LOAN PAYMENT DATE means, in respect of a Loan Tranche, the Quarterly Interest Payment Date(s) specified in Loan Tranche Supplement for the payment of interest and/or principal, subject to the terms of the Master Intercompany Loan Agreement;

         LOAN TRANCHE SUPPLEMENT means, in relation to any Loan Tranche, the document between, amongst others, Funding 2 and the Master Issuer recording the principal terms of such Loan Tranche;

         LOAN TRANCHES means the AAA Loan Tranches, the AA Loan Tranches, the A Loan Tranches, the BBB Loan Tranches, the BB Loan Tranches, the Subordinated Loan Tranches and the Start-Up Loan Tranches and such other Loan Tranches as shall be introduced from time to time (subject to certain conditions) being the advances made by the Master Issuer to Funding 2 pursuant to the Master Intercompany Loan Agreement, each being funded from proceeds received by the Master Issuer from the issue of a Series and Class of Notes, the borrowing by the Master Issuer of a Master Issuer Subordinated Loan or, as applicable, the borrowing by the Master Issuer of a Master Issuer Start-Up Loan;

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         LONDON BUSINESS DAY means a day (other than a Saturday or Sunday) on which banks are generally open for business in London;

         LONDON STOCK EXCHANGE means the London Stock Exchange plc;

         LP (MP) ACT means the Law of Property (Miscellaneous Provisions) Act 1994;

         MANAGERS means the institutions specified in the Final Terms relating to any Series and Class of Notes;

         MARGIN means, in respect of any Series and Class of Notes, the amount specified as such in the related Final Terms;

         MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means the amended and restated master definitions schedule signed by the parties to the Transaction Documents and dated on or about 21 November 2007, as the same may be further amended, restated and supplemented from time to time;

         MASTER INTERCOMPANY LOAN means the loan of the Loan Tranches made by the Master Issuer to Funding 1 under the Master Intercompany Loan Agreement on each Closing Date;

         MASTER INTERCOMPANY LOAN ACCELERATION NOTICE means an acceleration notice served by the Master Issuer Security Trustee in relation to the enforcement of the Funding 2 Security following a Master Intercompany Loan Event of Default under the Master Intercompany Loan Agreement;

         MASTER INTERCOMPANY LOAN AGREEMENT means the amended and restated intercompany loan agreement dated 21 November 2007 between the Master Issuer, Funding 2, the Master Issuer Security Trustee and the Agent Bank;

         MASTER INTERCOMPANY LOAN EVENT OF DEFAULT means the occurrence of an event of default by Funding 2 as specified in Clause 15 of the Master Intercompany Loan Agreement;

         MASTER ISSUER means Permanent Master Issuer PLC (registered no.5922774), a public limited company incorporated under the laws of England and Wales, whose registered office is at 35 Great St. Helen's, London EC3A 6AP;

         MASTER ISSUER ACCOUNT BANK means the Master Issuer Non-Sterling Account Bank and the Master Issuer Sterling Account Bank;

         MASTER ISSUER ACCOUNT MANDATE means an account mandate delivered to the Master Issuer Account Bank pursuant to the Master Issuer Bank Account Agreement;

         MASTER ISSUER ACCOUNTS means the Master Issuer Transaction Account, any Additional Master Issuer Account, any Master Issuer Swap Collateral Account and such other bank account(s) held in the name of the Master Issuer with the prior written approval of the Master Issuer Security Trustee from time to time;

         MASTER ISSUER AVAILABLE FUNDS means, together, Master Issuer Revenue Receipts and Master Issuer Principal Receipts;

         MASTER ISSUER BANK ACCOUNT AGREEMENT means the amended and restated bank account agreement dated 21 November 2007 between the Master Issuer, the Master Issuer Cash Manager, the Master Issuer Account Bank and the Master Issuer Security Trustee (as the same may be amended, restated, supplemented, replaced or novated from time to time);

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         MASTER ISSUER BANK ACCOUNTS has the same meaning as MASTER ISSUER
         ACCOUNTS;

         MASTER ISSUER CASH MANAGEMENT AGREEMENT means the amended and restated cash management agreement dated 21 November 2007 between the Master Issuer, the Master Issuer Cash Manager and the Master Issuer Security Trustee (as the same may be amended, restated, supplemented, replaced or novated from time to time);

         MASTER ISSUER CASH MANAGEMENT SERVICES means the services to be provided to the Master Issuer and the Master Issuer Security Trustee pursuant to the Master Issuer Cash Management Agreement;

         MASTER ISSUER CASH MANAGER means initially Halifax and, as of the Reorganisation Date, Bank of Scotland acting pursuant to the Master Issuer Cash Management Agreement as agent for the Master Issuer and the Master Issuer Security Trustee, to manage all cash transactions and maintain certain ledgers on behalf of the Master Issuer;

         MASTER ISSUER CASH MANAGER TERMINATION EVENT has the meaning given in Clause 11.1 of the Master Issuer Cash Management Agreement;

         MASTER ISSUER CHARGED PROPERTY means the property charged by the Master Issuer pursuant to Clause 3 of the Master Issuer Deed of Charge;

         MASTER ISSUER CORPORATE SERVICES AGREEMENT means the agreement dated on or about the Programme Date and made between the Master Issuer Corporate Services Provider, the Master Issuer, Halifax, Holdings and the Master Issuer Security Trustee and to which Bank of Scotland became a party in place of Halifax as of the Reorganisation Date pursuant to the HBOS Group Reorganisation Act 2006 for the provision by the Master Issuer Corporate Services Provider of certain corporate services and personnel to the Master Issuer (as the same may be amended, restated, supplemented, replaced or novated from time to time);

         MASTER ISSUER CORPORATE SERVICES FEE LETTER means the letter dated the date of the Master Issuer Corporate Services Agreement between, inter alios, the Master Issuer, the Master Issuer Security Trustee and the Master Issuer Corporate Services Provider, setting out the amount of fees payable to the Master Issuer Corporate Services Provider by the Master Issuer;

         MASTER ISSUER CORPORATE SERVICES PROVIDER means Structured Finance Management Limited or such other person or persons for the time being acting as corporate services provider to the Master Issuer under the Master Issuer Corporate Services Agreement;

         MASTER ISSUER CURRENCY EXCHANGE RATE has the same meaning as Currency Exchange Rate;

         MASTER ISSUER DEED OF CHARGE means the deed of charge entered into on or about the Programme Date between, among others, the Master Issuer and the Master Issuer Security Trustee under which the Master Issuer charges the Master Issuer Security in favour of the Master Issuer Security Trustee for the benefit of the Master Issuer Secured Creditors as amended by a supplemental deed of charge dated 22 November 2007 (as the same may be further amended and/or supplemented from time to time);

         MASTER ISSUER EXPENSE LEDGER means the ledger maintained by the Master Issuer Cash Manger pursuant to the Master Issuer Cash Management Agreement to record payments of fees received from Funding 2 under the Master Intercompany Loan Agreement and payments out in accordance with the Master Issuer Priorities of Payments;

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         MASTER ISSUER LEDGERS means the Master Issuer Revenue Ledger, the
         Master Issuer Principal Ledger, the Master Issuer Swap Collateral Ledger, the Master Issuer Expense Ledger and the Master Issuer Note Ledger;

         MASTER ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE means this Master Issuer Master Definitions and Construction Schedule dated 21 November 2007, as the same may be amended, restated and supplemented from time to time;

         MASTER ISSUER NON-STERLING ACCOUNT means any account in a Specified Currency other than Sterling to be opened pursuant to Clause 3.1 of the Master Issuer Bank Account Agreement in the name of the Master Issuer and to be held with the Master Issuer Non-Sterling Account Bank in accordance with the Master Issuer Bank Account Agreement;

         MASTER ISSUER NON-STERLING ACCOUNT BANK means Bank of Scotland, in its capacity as holder of the relevant Master Issuer Non-Sterling Account, in accordance with the Master Issuer Bank Account Agreement;

         MASTER ISSUER NOTE LEDGER means the ledger maintained by the Master Issuer Cash Manger pursuant to the Master Issuer Cash Management Agreement to record payments made under each Series and Class of Notes;

         MASTER ISSUER ORDER means a written order or request signed in the name of the Master Issuer by two directors of the Master Issuer;

         MASTER ISSUER PAYING AGENT AND AGENT BANK AGREEMENT means the paying agent and agent bank agreement entered into on or about the Programme Date between the Master Issuer, the Principal Paying Agent, the Agent Bank, the US Paying Agent, the Registrar, the Transfer Agent, the Note Trustee and the Master Issuer Security Trustee which sets out the appointment of the Paying Agents, the Registrar, the Transfer Agent and the Agent Bank for the Notes (as the same may be amended, restated, supplemented, replaced or novated from time to time);

         MASTER ISSUER PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS means the order of priority of payments in which the Master Issuer Principal Receipts will be applied until enforcement of the Master Issuer Security and as set out in paragraph 4 of Schedule 2 to the Master Issuer Cash Management Agreement;

         MASTER ISSUER POST-ENFORCEMENT CALL OPTION AGREEMENT means the master issuer post-enforcement call option agreement entered into on or about the Programme Date between the Master Issuer, the Master Issuer Post-Enforcement Call Option Holder and the Note Trustee under which the Note Trustee agrees on behalf of the Noteholders that following enforcement of the Master Issuer Security, the Master Issuer Post-Enforcement Call Option Holder may call for the Notes (as the same may be amended, restated, supplemented replaced or novated from time to time);

         MASTER ISSUER POST-ENFORCEMENT CALL OPTION HOLDER means Permanent PECOH Limited;

         MASTER ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS means the order of priority of payments in which the Master Issuer Available Funds will be applied following the service of a Note Acceleration Notice and a Master Intercompany Loan Acceleration Notice, as describe in Clause
         7.2 of the Master Issuer Deed of Charge;

         MASTER ISSUER PRE-ENFORCEMENT PRIORITY OF PAYMENTS means the Master Issuer Pre-Enforcement Principal Priority of Payments and the Master Issuer Pre-Enforcement Revenue Priority of Payments;

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         MASTER ISSUER PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS means the order of priority of payments in which the Master Issuer Revenue Receipts will be applied until enforcement of the Master Issuer Security and as set out in paragraph 3 of Schedule 2 to the Master Issuer Cash Management Agreement;

         MASTER ISSUER PRINCIPAL LEDGER means the ledger maintained by the Master Issuer Cash Manager pursuant to the Master Issuer Cash Management Agreement to record the Master Issuer Principal Receipts standing to the credit of the Master Issuer Transaction Account from time to time (excluding amounts with respect to the Start-up Loan Tranches);

         MASTER ISSUER PRINCIPAL RECEIPTS means the sum of all principal amounts repaid by Funding 2 to the Master Issuer under the terms of the Master Intercompany Loan Agreement during the relevant Interest Period (excluding amounts with respect to the Start-up Loan Tranches), and/or the sum otherwise recovered by the Master Issuer Security Trustee (or the receiver appointed on its behalf) in relation to the principal balance;

         MASTER ISSUER PRIORITY OF PAYMENTS means, the Master Issuer Pre-Enforcement Revenue Priority of Payments, the Master Issuer Pre-Enforcement Principal Priority of Payments and the Master Issuer Post-Enforcement Priority of Payments;

         MASTER ISSUER REVENUE LEDGER means the ledger maintained by the Master Issuer Cash Manager pursuant to the Master Issuer Cash Management Agreement to record the Master Issuer Revenue Receipts standing to the credit of the Master Issuer Transaction Account from time to time;

         MASTER ISSUER REVENUE RECEIPTS means an amount equal to the sum of:

         (a) interest paid by Funding 2 on the relevant Funding 2 Interest Payment Date in respect of the Loan Tranches under the Master Intercompany Loan Agreement;

         (b) principal to be repaid by Funding 2 on the relevant Funding 2 Interest Payment Date in respect of the Master Issuer Start-Up Loan Tranches under the Master Intercompany Loan Agreement;

         (c) fees to be paid by Funding 2 on the relevant Funding 2 Interest Payment Date under the terms of the Master Intercompany Loan Agreement;

         (d) interest payable on the Master Issuer Accounts and any Authorised Investments in respect thereof which will be received on or before the relevant Quarterly Interest Payment Date in respect of the Notes;

         (e) other net income of the Master Issuer including amounts received or to be received under the Master Issuer Swap Agreements on or before the relevant Quarterly Interest Payment Date (including any amounts received by the Master Issuer in consideration of it entering into a replacement Master Issuer Swap Agreement but excluding (i) any Excess Swap Collateral which shall be returned directly to the relevant Master Issuer Swap Provider, as set out under any Master Issuer Swap Agreement and (ii) in respect of each Master Issuer Swap Provider, prior to the designation of an early termination date under the relevant Master Issuer Swap Agreement and the resulting application of the collateral by way of netting or set-off, an amount equal to the value of all collateral (other than Excess Swap Collateral) provided by such Master Issuer Swap Provider to the Master Issuer pursuant to the relevant Master Issuer Swap Agreement (and any interest or distributions in respect thereof)); and

                                      13

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         (f)     any additional amount the Master Issuer receives from any
                 taxing authority on account of amounts paid to that taxing authority for and on account of tax by an Master Issuer Swap Provider under an Master Issuer Swap Agreement;

         MASTER ISSUER SECURED CREDITORS means the Master Issuer Security Trustee, any Receiver appointed by it, the Noteholders (including any Couponholders, Talonholders and Receiptholders), the Master Issuer Swap Providers, the Note Trustee, the Master Issuer Account Bank, the Paying Agents, the Registrar, the Transfer Agent, the Agent Bank, the Master Issuer Corporate Services Provider, the Master Issuer Cash Manager, the Master Issuer Subordinated Loan Provider, the Master Issuer Start-Up Loan Provider and any new creditor who accedes to the Master Issuer Deed of Charge from time to time under a deed of accession or a supplemental deed;

         MASTER ISSUER SECURED LIABILITIES means all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity) of the Master Issuer to the Master Issuer Secured Creditors under each Master Issuer Transaction Document;

         MASTER ISSUER SECURITY means the security granted by the Master Issuer under the Master Issuer Deed of Charge in favour of the Master Issuer Secured Creditors;

         MASTER ISSUER SECURITY PERIOD means the period beginning on the Programme Date and ending on the date on which all the Master Issuer Secured Liabilities have been unconditionally and irrevocably paid and discharged in full;

         MASTER ISSUER SECURITY POWER OF ATTORNEY means the power of attorney granted by the Master Issuer in favour of the Master Issuer Security Trustee under the Master Issuer Deed of Charge on the Programme Date substantially in the form set out in Schedule 4 to the Master Issuer Deed of Charge;

         MASTER ISSUER SECURITY TRUSTEE means The Bank of New York whose London branch address is at 48th Floor, One Canada Square, London E14 5AL or such other person as may from time to time be appointed as Master Issuer Security Trustee (or co-trustee) pursuant to the Master Issuer Deed of Charge;

         MASTER ISSUER START-UP LOAN means a loan to be advanced by the Master Issuer Start-Up Loan Provider to the Master Issuer on a Closing Date following the Reorganisation Date pursuant to the Master Issuer Start-Up Loan Agreement dated such Closing Date;

         MASTER ISSUER START-UP LOAN AGREEMENT means each agreement to be entered into on a Closing Date following the Reorganisation Date between, among others, the Master Issuer and the Master Issuer Start-Up Loan Provider pursuant to which the Master Issuer Start-Up Loan Provider will advance a Master Issuer Start-Up Loan to the Master Issuer on such Closing Date;

         MASTER ISSUER START-UP LOAN INTEREST AMOUNT means the amount of interest to be paid by Funding 2 to the Master Issuer under a Master Issuer Start-Up Loan Agreement in respect of a Funding 2 Interest Payment Date;

         MASTER ISSUER START-UP LOAN INTEREST COMMENCEMENT DATE means, in respect of a Master Issuer Start-Up Loan, the relevant Closing Date of the related Series and Class of Notes or such other date as may be specified as such in the applicable Loan Tranche Supplement and the applicable Final Terms;

         MASTER ISSUER START-UP LOAN INTEREST DETERMINATION DATE means, in respect of a Series and Class of Notes, the date specified as the Interest Determination Date in the applicable Final Terms;

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

         MASTER ISSUER START-UP LOAN INTEREST PAYMENT DATE means, in respect of a Master Issuer Start-Up Loan, the Quarterly Interest Payment Date(s) specified in the applicable Loan Tranche Supplement and the applicable Final Terms for the payment of interest and/or principal, subject to the terms of the Master Issuer Start-Up Loan Agreement;

         MASTER ISSUER START-UP LOAN INTEREST PERIOD means, with respect to the first Master Issuer Start-Up Loan Interest Payment Date, the period from (and including) the applicable Master Issuer Start-Up Loan Interest Commencement Date to (but excluding) such first Master Issuer Start-Up Loan Interest Payment Date and (ii) thereafter, the period from and including the preceding Master Issuer Start-Up Loan Interest Payment Date to (but excluding) that Master Issuer Start-Up Loan Interest Payment Date;

         MASTER ISSUER START-UP LOAN PROVIDER means Bank of Scotland, in its capacity as provider of each Master Issuer Start-Up Loan to be advanced to the Master Issuer on a Closing Date following the Reorganisation Date pursuant to a Master Issuer Start-Up Loan Agreement;

         MASTER ISSUER START-UP LOAN RATE OF INTEREST means the rate of interest to be paid by Funding 2 to the Master Issuer under a Master Issuer Start-Up Loan Agreement;

         MASTER ISSUER STERLING ACCOUNT means the Master Issuer Transaction Account, or any Additional Master Issuer Account to be opened pursuant to Clause 3.1 of the Master Issuer Bank Account Agreement in the name of the Master Issuer and to be held with the Master Issuer Sterling Account Bank in accordance with the Master Issuer Bank Account Agreement;

         MASTER ISSUER STERLING ACCOUNT BANK means the Bank of Scotland, in its capacity as holder of the Master Issuer Transaction Account, situated at 116 Wellington Street, Leeds LS1 4LT and any Additional Master Issuer Account and such other account bank as may be appointed from time to time pursuant to the Master Issuer Bank Account Agreement;

         MASTER ISSUER SUBORDINATED LOAN means a loan to be advanced by the Master Issuer Subordinated Loan Provider to the Master Issuer pursuant to a Master Issuer Subordinated Loan Agreement;

         MASTER ISSUER SUBORDINATED LOAN AGREEMENT means an agreement to be entered into between, among others, the Master Issuer and the Master Issuer Subordinated Loan Provider on an Advance Date following the Reorganisation Date pursuant to which the Master Issuer Subordinated Loan Provider will advance a Master Issuer Subordinated Loan to the Master Issuer;

         MASTER ISSUER SUBORDINATED LOAN PROVIDER means Bank of Scotland, in its capacity as provider of a Master Issuer Subordinated Loan to be advanced to the Master Issuer on a Closing Date following the Reorganisation Date;

         MASTER ISSUER SWAP AGREEMENT means, in respect of a Series and Class of Notes, the ISDA Master Agreement, schedules and confirmations relating to the relevant Master Issuer Swaps entered into or to be entered into on or before the relevant Closing Date in respect of such Series and Class of Notes between the Master Issuer, the relevant Master Issuer Swap Provider and Master Issuer Security Trustee (as amended, restated, supplemented, replaced and/or novated from time to time);

         MASTER ISSUER SWAP COLLATERAL ACCOUNT means any bank account opened with HBOSTS or, following the Reorganisation Date, Bank of Scotland for the purposes of holding collateral posted by a Master Issuer Swap Provider pursuant to any of the Master Issuer Swap Agreements in accordance with the provisions of clause 3.3 of the Master Issuer Bank Account Agreement and governed by an agreement on substantially the same terms as the Master Issuer Bank Account Agreement;

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

         MASTER ISSUER SWAP COLLATERAL ANCILLARY DOCUMENTS means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Master Issuer Swap Agreements, the Master Issuer Cash Management Agreement and the Master Issuer Deed of Charge) as may be entered into by the Master Issuer from time to time in connection with the Swap Collateral;

         MASTER ISSUER SWAP COLLATERAL CASH ACCOUNT means any Master Issuer Swap Collateral Account opened for the purpose of holding Swap Collateral in cash and maintained in accordance with the terms of the Master Issuer Cash Management Agreement;

         MASTER ISSUER SWAP COLLATERAL LEDGER means the ledger maintained by the Master Issuer Cash Manager pursuant to the Master Issuer Cash Management Agreement to record the Issuer Swap Collateral standing to the credit of the Master Issuer Swap Collateral Account from time to time;

         MASTER ISSUER SWAP COLLATERAL SECURITIES ACCOUNT means any Master Issuer Swap Collateral Account opened for the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Master Issuer Cash Management Agreement;

         MASTER ISSUER SWAP EXCLUDED TERMINATION AMOUNT means, in relation to any Master Issuer Swap Agreement, an amount equal to:

         (a) the amount of any termination payment due and payable to the relevant Master Issuer Swap Provider as a result of a Master Issuer Swap Provider Default or to the relevant Master Issuer Swap Provider following a Master Issuer Swap Provider Downgrade Termination Event;

                 less

         (b) the amount, if any, received by the Master Issuer from a replacement swap provider upon entry by the Master Issuer into an agreement with such replacement swap provider to replace such Master Issuer Swap Agreement which has terminated as a result of such Master Issuer Swap Provider Default or following the occurrence of such Master Issuer Swap Provider Downgrade Termination Event;

         MASTER ISSUER SWAP GUARANTEE means any guarantee given in further security of the obligations of a Master Issuer Swap Provider under a Master Issuer Swap Agreement.

         MASTER ISSUER SWAP PROVIDER means, in respect of a Series and Class of Notes, any entity identified as such in the relevant Final Terms;

         MASTER ISSUER SWAP PROVIDER DEFAULT means the occurrence of an Event of Default (as defined in the relevant Master Issuer Swap Agreement) where a Master Issuer Swap Provider is the Defaulting Party (as defined in the relevant Master Issuer Swap Agreement);

         MASTER ISSUER SWAP PROVIDER DOWNGRADE TERMINATION EVENT means the occurrence of an Additional Termination Event (as defined in the relevant Master Issuer Swap Agreement) following the failure by a Master Issuer Swap Provider to comply with the requirements of the ratings downgrade provisions set out in the relevant Master Issuer Swap Agreement;

         MASTER ISSUER SWAP PROVIDERS means the institutions identified in respect of each Master Issuer Swap in the Final Terms related to the relevant Series and Class of Notes;

         MASTER ISSUER SWAPS means the Swap Transactions which will entitle the Master Issuer to receive and pay amounts under the Master Intercompany Loan in Sterling and to receive and pay amounts under the Issuer Notes not denominated in Sterling in the applicable Specified Currency and/or

                                      16

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         which will hedge the Master Issuer's payment obligations against movements in interest rates where there is a possible difference between an interest rate applicable to amounts received by the Master Issuer under a Loan Tranche and the interest rate applicable to amounts to be paid by the Master Issuer in respect of the related Series and Class of Notes;

         MASTER ISSUER TRANSACTION ACCOUNT means the sterling account in the name of the Master Issuer (account number 06052794, Permanent Master Issuer PLC, sort code 12-08-83) held with the Master Issuer Account Bank or such other account at such other Master Issuer Account Bank and/or other banks as may for the time being be in place with the prior consent of the Master Issuer Security Trustee and designated as such;

         MASTER ISSUER TRANSACTION ACCOUNT MANDATE means the Mandate pursuant to which the Master Issuer Transaction Account has been established;

         MASTER ISSUER TRANSACTION DOCUMENTS means those Transaction Documents to which the Master Issuer is a party, including the Master Intercompany Loan Agreement (including each Loan Tranche Supplement), the Master Issuer Trust Deed (including each supplemental trust deed supplemental thereto, any other trust deed constituting any Note at any time), the Master Issuer Paying Agent and Agent Bank Agreement, the Master Issuer Deed of Charge, the Master Issuer Cash Management Agreement, each Master Issuer Swap Agreement, the Master Issuer Bank Account Agreement, the Master Issuer Post-Enforcement Call Option Agreement, the Master Issuer Corporate Services Agreement, any Swap Disclosure Agreements, any Master Issuer Swap Collateral Ancillary Document, the Programme Agreement, each Subscription Agreement, each Underwriting Agreement and each other document entered into or to be entered into by the Master Issuer pursuant to or in connection with any of the above documents (including each document under which the Master Issuer assumes any obligations to any New Master Issuer Secured Creditor and any agreement entered into by the Master Issuer as a replacement of any of the above agreements upon the termination thereof;

         MASTER ISSUER TRUST DEED means the trust deed entered into on or about the Programme Date between the Master Issuer and the Note Trustee constituting the Notes as supplemented and amended on 12 January 2007 and 21 November 2007 (as the same may be further amended and/or supplemented from time to time);

         MASTER ISSUER'S CERTIFICATE means a certificate signed in the name of the Master Issuer by two directors of the Master Issuer;

         MONEY MARKET NOTES means notes which will be "Eligible Securities" within the meaning of Rule 2a-7 under the United States Investment Company Act of 1940, as amended;

         MONTHLY INTEREST PAYMENT DATE means, in respect of any Money Market Notes, each monthly date specified in the applicable Final Terms for the payment of interest and/or principal until the occurrence of a Pass-Through Trigger Event and, following such occurrence, the Quarterly Interest Payment Dates as specified in the applicable Final Terms for the payment of interest and/or principal subject, in each case, to the appropriate Business Day Convention, if any, specified in the applicable Final Terms;

         MOODY'S means Moody's Investors Service Limited and any successor to its rating business;

         NEW DEALER means any entity appointed as an additional Dealer in accordance with Clause 11 of the Programme Agreement;

         NEW YORK BUSINESS DAY means a day (other than a Saturday or a Sunday) on which banks are generally open for business in the city of New York;

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         NOTE ACCELERATION NOTICE has the meaning given to that term in
         Condition 9;

         NOTE DETERMINATION DATE shall have the meaning given to that term in the Conditions;

         NOTE EVENT OF DEFAULT has the meaning given to that term in Condition
         9;

         NOTEHOLDERS means the holders for the time being of the Notes;

         NOTE PRINCIPAL PAYMENT means the amount of each principal payment payable on each Note;

         NOTES means the Class A Notes, the Class B Notes, the Class M Notes, the Class C Notes and the Class D Notes, in each case of any Series;

         NOTE TRUSTEE means The Bank of New York having its principal office at One Canada Square, London E14 5AL acting as Note Trustee under the terms of the Master Issuer Trust Deed, or such other person as may from time to time be appointed as Note Trustee (or co-trustee) pursuant to the Master Issuer Trust Deed;

         NOTICE means, in respect of notice being given to the Noteholders, a notice duly given in accordance with Condition 14;

         OFFERING CIRCULAR has the same meaning as Base Prospectus;

         OFFICERS' CERTIFICATE means an officers certificate furnished by the Master Issuer to the Note Trustee and/or the Master Issuer Security Trustee (as appropriate) and complying with the provisions of section 314 of the Trust Indenture Act;

         OFFICIAL LIST means has the meaning given that term in section 103 of the FSMA;

         OPINION OF COUNSEL means an opinion of counsel furnished by the Master Issuer to the Note Trustee and/or the Master Issuer Security Trustee (as appropriate) and complying with the provisions of section 314 of the Trust Indenture Act;

         OPTION has the meaning given to it in Clause 2.2 of the Master Issuer Post-Enforcement Call Option Agreement;

         OPTION EXERCISE DATE has the meaning ascribed to that expression in Clause 2.1 of the Master Issuer Post-Enforcement Call Option Agreement;

         OUTSTANDING means, in relation to the Notes of the relevant Series and Class/es, all the Notes issued other than:

         (a) those Notes which have been redeemed in full pursuant to the Master Issuer Trust Deed;

         (b) those Notes in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys (including premium (if any) and all interest payable thereon) have been duly paid to the Note Trustee or to the Principal Paying Agent or the Registrar, as applicable, in the manner provided in the Master Issuer Paying Agent and Agent Bank Agreement (and where appropriate notice to that effect has been given to the relevant Noteholders in accordance with the Conditions) and remain available for payment against presentation of the relevant Notes;

         (c)     those Notes which have become void under Condition 7
                 (Prescription);

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

         (d) those mutilated or defaced Notes which have been surrendered and cancelled and in respect of which replacements have been issued pursuant to Condition 13 (Replacement of Notes);

         (e) (for the purpose only of ascertaining the Principal Amount Outstanding of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes) those Notes which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 13 (Replacement of Notes); and

         (f) any Global Note to the extent that it shall have been exchanged for another Global Note in respect of the Notes of the relevant Series and Class/es or for the Notes of the relevant Series and Class/es in definitive form pursuant to its provisions, provided that for each of the following purposes, namely:

         (i) the right to attend and vote at any meeting of the Noteholders of any Series and/or Class/es, an Extraordinary Resolution in writing as envisaged by paragraph 1 of Schedule 4 of the Master Issuer Trust Deed and any direction or request by the holders of Notes of any Series and/or Class/es;

         (ii) the determination of how many and which Notes are for the time being outstanding for the purposes of Clause 10.1 of the Master Issuer Trust Deed, Conditions 9 (Events of Default) and 10 (Enforcement of Notes) and paragraphs 2, 5 and 6 of
                 Schedule 4 to the Master Issuer Trust Deed;

         (iii) any right, discretion, power or authority (whether contained in the Master Issuer Trust Deed, any other Transaction Document or vested by operation of law) which the Note Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Noteholders or any Series and/or Class/es thereof; and

         (iv) the determination by the Note Trustee whether any event, circumstance, matter or thing is, in its opinion, materially prejudicial to the interests of the Noteholders or any Class or Classes thereof, those Notes (if any) which are for the time being held by or on behalf of or for the benefit of the Master Issuer, Funding 2, the Mortgages Trustee or the Seller, any holding company of any of them or any other Subsidiary of any such holding company, in each case as beneficial owner, shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

         PAYING AGENTS means the Principal Paying Agent and the US Paying
         Agent;

         POOL FACTOR has the meaning given to it in Condition 5.3;

         POTENTIAL NOTE EVENT OF DEFAULT means any condition, event or act which, with the lapse of time and/or the giving of any notice, would constitute a Note Event of Default;

         PRINCIPAL AMOUNT OUTSTANDING is calculated as set out in Condition
         5.3;

         PRINCIPAL PAYING AGENT means Citibank, N.A. London Branch of Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB in its capacity as principal paying agent in the United Kingdom pursuant to the Master Issuer Paying Agent and Agent Bank Agreement;

         PROGRAMME means the residential mortgage backed note programme established by or otherwise contemplated in the Programme Agreement and the Master Issuer Trust Deed;

         PROGRAMME AGREEMENT means the agreement entered into on 12 October 2006, as amended and restated on 22 November 2007, between the Master Issuer, Funding 2, the Mortgages Trustee and the Dealers named therein (or deemed named therein) as the same may be further amended and restated from time to time;

         PROGRAMME DATE means 17 October 2006;

         PROGRAMME RESOLUTION has the meaning set out in paragraph 27 of
         Schedule 4 to the Master Issuer Trust Deed;

         PROSPECTUS means, in relation to the Notes, the prospectus of the Master Issuer from time to time, the first being the prospectus dated on or about 11 October 2006 relating to the establishment of the Programme as supplemented by the Final Terms relating to each Series and Class of Notes;

         PURCHASE OPTION has the meaning given in Condition 5.6;

         QUARTERLY INTEREST PAYMENT DATE means in respect of a Series and Class of Notes (other than Money Market Notes), each quarterly date specified in the applicable Final Terms for the payment of interest and/or principal subject to the appropriate Business Day Convention, if any, specified in the applicable Final Terms;

         RATE OF INTEREST means, in relation to any Series and Class of Notes, the rate or rates (expressed as a percentage per annum) of interest payable in respect of such Notes specified in the applicable Final Terms or calculated and determined in accordance with the applicable Final Terms;

         RATED LOAN TRANCHE means a Loan Tranche that corresponds to a Series and Class of Notes;

         RATING AGENCIES means Standard & Poor's Rating Services, a division of the McGraw-Hill Companies Inc., Moody's Investors Service Limited and Fitch Ratings Ltd.;

         RECEIPTHOLDERS means the several persons who are for the time being holders of the Receipts;

         RECEIPTS means a receipt appertaining to a Definitive Note that is repayable in instalments in respect of the payment of the instalments of principal (other than the final instalment);

         RECEIVER means any person or persons appointed (and any additional person or persons appointed or substituted) as an administrative receiver, receiver, manager, or receiver and manager of the Master Issuer Charged Property by the Master Issuer Security Trustee pursuant to the Master Issuer Deed of Charge and/or of the Funding 2 Charged Property by the Funding 2 Security Trustee pursuant to the Funding 2 Deed of Charge;

         RECORD DATE in respect of the Definitive Notes means the 15th day prior to each Interest Payment Date;

         REDEMPTION OPTION has the meaning given in Condition 5.6;

         REFERENCE BANKS means the principal London office of each of ABN AMRO Bank N.V., Barclays Bank PLC, Citibank, N.A. and the Royal Bank of Scotland plc and/or such other bank as may be appointed as agent bank from time to time pursuant to the Master Issuer Paying Agent and Agent Bank Agreement;

         REGISTER means the register of noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes of any Series and Class which each Noteholder owns;

         REGISTRAR means Citibank, N.A. London Branch of Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB in its capacity as the registrar appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement to record the holders of Notes;

         REGISTRATION STATEMENT means the registration statement on Form S-3 (No. 333-137495) of Funding 2 filed under the Securities Act of 1933, as amended, with the United States Securities and Exchange Commission on 21 September 2006, as amended or supplemented from time to time;

         REG S means Regulation S under the Securities Act;

         REG S DEFINITIVE NOTES are, where Definitive Notes are issued, the Notes issued by the Master Issuer in exchange for the beneficial interests represented by the Reg S Global Note of each Series and Class;

         REG S GLOBAL NOTES means the Reg S Notes in global form;

         REG S NOTES means, the Notes admitted to the Official List and admitted to trading on the Gilt Edged and Fixed Interest Market of the London Stock Exchange (but not including the US Notes);

         REG S PROSPECTUS means the Base Prospectus (including any supplementary prospectus) when read with the applicable Final Terms (which shall include any applicable Preliminary Final Terms) and, in the case of the 2006-1 Issue only, the Preliminary Base Prospectus;

         REGULATIONS means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in Schedule 2 to the Master Issuer Paying Agent and Agent Bank Agreement;

         REORGANISATION DATE means 17 September 2007;

         REQUIRED SUBORDINATED LOAN TRANCHE PRINCIPAL OUTSTANDING AMOUNT means, at any date, the amount specified as such in the most recent Loan Tranche Supplement and (if applicable) Final Terms or such other amount (which may be higher or lower) that Funding 2 and the Master Issuer may designate and have notified to the Cash Manager, the Funding 2 Security Trustee, the Master Issuer Cash Manager and the Master Issuer Security Trustee, at any time, without the consent of Noteholders so long as the Funding 2 Security Trustee and/or Funding 2 obtain confirmation from each of S&P and Fitch that such adjusted amount will not cause a reduction, qualification or withdrawal of its then ratings of any outstanding Notes;

         SCHEDULED AMORTISATION INSTALMENT means, in respect of each Loan Tranche that is a Scheduled Amortisation Loan Tranche and in respect of the corresponding Series and Class of Scheduled Redemption Notes, the instalment amounts specified as applying to such Loan Tranche and related Series and Class of Notes in the applicable Final Terms;

         SCHEDULED AMORTISATION LOAN TRANCHE means any Loan Tranche that is scheduled to be repaid in instalments on more than one Funding 2 Interest Payment Dates, namely those Loan Tranches designated as a "Scheduled Amortisation" Loan Tranches in the relevant Final Terms;

         SCHEDULED REDEMPTION DATES means, in respect of a Series and Class of Notes, the Quarterly Interest Payment Dates, if any, specified as such for such Notes in the applicable Final Terms for the repayment of principal, subject to the Conditions;

         SCHEDULED REPAYMENT DATES means, in respect of any Scheduled Repayment Loan Tranche, the Quarterly Interest Payment Dates specified as such in the applicable Loan Tranche Supplement for the repayment of principal;

         SEC means the United States Securities and Exchange Commission;

         SECURITIES ACT means the United States Securities Act of 1933, as amended;

         SECURITY INTEREST means any mortgage, sub-mortgage, standard security, charge, sub-charge, assignment, assignation in security, pledge, lien, right of set-off or other encumbrance or security interest;

         SELLER means initially Halifax and, as of the Reorganisation Date, Bank of Scotland in its capacity as seller of the Loans and their Related Security to the Mortgages Trustee pursuant to the terms of the Mortgage Sale Agreement;

         SENIOR LIABILITIES means the items listed in paragraphs (a) and (c) to
         (i) (inclusive) of the Master Issuer Pre-Enforcement Revenue Priority of Payments;

         SERIES means all Classes of Notes issued on a given day and any Class of Notes issued on any other day which: (a) is expressed to be consolidated; and (b) is identical in all respects (including as to listing) except for Closing Date, Interest Commencement Date and issue price with any Class of Notes issued on such given day;

         SERIES AND CLASS means a particular Class of Notes of a given Series;

         SPECIFIED CURRENCY means, in respect of any Series or Class of Notes, the currency or currencies specified as such for such Notes in the applicable Final Terms;

         SPECIFIED OFFICE means, as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Master Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Master Issuer and the Note Trustee pursuant to the Master Issuer Paying Agent and Agent Bank Agreement;

         STANDARD & POOR'S means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and any successor to its ratings business;

         START-UP LOAN TRANCHE means a Loan Tranche made by the Master Issuer to Funding 2 under the Master Intercompany Loan Agreement from the proceeds of the advance by the Master Issuer Start-Up Loan Provider or a new Master Issuer Start-Up Loan Provider to the Master Issuer of a Master Issuer Start-Up Loan;

         STERLING-LIBOR means the London Interbank Offered Rate for sterling deposits, as determined by the Agent Bank on the following basis:

         (a) on the applicable Determination Date, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks in the London inter-bank market for sterling deposits for the relevant period specified in the applicable Final Terms (or, in the case of the first Interest Period, the linear interpolation of the arithmetic mean of such offered quotations for such period as specified in the applicable Final Terms for sterling deposits (rounded upwards, if necessary, to five decimal places)).

                 This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750. If the Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Master Issuer with the approval of the Note Trustee will be used.

                 In each of these cases, the determination will be made as at or about 11.00 a.m., London time, on that date; This is called the screen rate for LIBOR or Sterling LIBOR;

         (b) if, on any such Determination Date, the screen rate is unavailable, the Agent Bank will:

                 (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for sterling deposits of the equivalent amount, and for the relevant period, in the London inter-bank market as at or about 11.00 a.m. (London time); and

                 (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

         (c) if, on any such Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b); and

         (d) if, on any such Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Master Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in paragraph (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding Interest Period for which paragraph (a) or (b) was applicable;

         SUBORDINATED LOAN PRINCIPAL DEFICIENCY SUB-LEDGER means a sub-ledger on the Funding 2 Principal Deficiency Ledger which specifically records any Principal Deficiency in respect of the Subordinated Loan Tranches;

         SUBORDINATED LOAN TRANCHE means a Loan Tranche made by the Master Issuer to Funding 2 under the Master Intercompany Loan Agreement from the proceeds of the advance by the Master Issuer Subordinated Loan Provider or a new Master Issuer Subordinated Loan Provider to the Master Issuer of a Master Issuer Subordinated Loan;

         SUBORDINATED LOAN TRANCHE REPAYMENT REQUIREMENT means the aggregate of all amounts that will be payable by Funding 2 on the next Funding 2 Interest Payment Date as described in item (i) of the Funding 2 Pre-Enforcement Principal Priority of Payments on the basis that the Subordinated Loan Tranches after such repayment will equal or exceed the Required Subordinated Loan Tranche Principal Amount Outstanding;

         SUBSCRIPTION AGREEMENT means an agreement supplemental to the Programme Agreement or substantially in the form set out in the Programme Agreement or such other form as may be agreed between the Master Issuer and the Dealers;

         SUBSIDIARY means (a) a subsidiary within the meaning of section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of section 258 of the Companies Act 1985;

         SUCCESSOR AGENT means any successor to any Agent who may be appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement;

         SUCCESSOR AGENT BANK means any successor to the Agent Bank who may be appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement;

         SUCCESSOR PAYING AGENT means any successor to any Paying Agent who may be appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement;

         SUCCESSOR PRINCIPAL PAYING AGENT means any successor to the Principal Paying Agent who may be appointed by the Master Issuer under the Master Issuer Paying Agent and Agent Bank Agreement;

         SWAP COLLATERAL means, at any time, any asset (including without limitation, cash and/or securities) which is paid or transferred by a Master Issuer Swap Provider to, or held by, the Master Issuer or to Funding 2, as applicable, as collateral to secure the performance by such Master Issuer Swap Provider of its obligations under the relevant Master Issuer Swap Agreement together with any income or distribution received in respect of such asset (if the Master Issuer or Funding 2, as applicable, is entitled to remain the same);

         SWAP DISCLOSURE AGREEMENT means any agreement between inter alios, a Master Issuer Swap Provider and the Master Issuer for the purposes of agreeing such Master Issuer Swap Provider's reporting requirements in respect of information contained in the US Prospectus;

         TALON means a talon attached on issue to a Definitive Note (other than a Zero Coupon Note) which is exchangeable in accordance with its provisions for further Coupons appertaining to the Note and includes any replacements for Talons;

         TALONHOLDERS means the several persons who are for the time being holders of the Talons;

         TARGET BUSINESS DAY means a day on which the TransEuropean Automated Realtime Gross Settlement Express Transfer (TARGET) system is open;

         TERMS AND CONDITIONS has the same meaning as Conditions;

         TRANSACTION means the transaction contemplated by the Transaction Documents;

         TRANSFER AGENT means Citibank, N.A. London Branch of Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB in its capacity as the transfer agent appointed by the Master Issuer under the Paying Agent and Agent Bank Agreement to administer the transfer of Notes;

         UK LISTING AUTHORITY means the Financial Services Authority in its capacity as competent authority under the Financial Services and Markets Act 2000;

         UNDERWRITERS means the institutions specified in the US Prospectus Supplement related to any Series and Class of US Notes;

         UNDERWRITING AGREEMENT means the underwriting agreement relating to the sale of a Series and Class of US Notes between, inter alios, the Master Issuer and the Underwriters;

         USD-LIBOR means the London Interbank Offered Rate for dollar deposits, as determined by the Agent Bank on the following basis:

         (a) on the Determination Date applicable to the relevant Series and Class of Notes as specified in the relevant Final Terms, the Agent Bank will determine the arithmetic mean, rounded upwards to five decimal places, of the offered quotations to leading banks for US dollar deposits for the relevant period as specified in the relevant Final Terms. The USD-LIBOR for the first Interest Period shall be the linear interpolation of the arithmetic mean of such offered quotations for such period in respect of such Notes as specified in the relevant Final Terms for US dollar deposits (rounded upwards, if necessary, to five decimal places).

                 This will be determined by reference to the display as quoted on the Moneyline Telerate Screen No. 3750. If the Telerate Screen No. 3750 stops providing these quotations, the replacement service for the purposes of displaying this information will be used. If the replacement service stops displaying the information, another page as determined by the Master Issuer with the approval of the Note Trustee will be used. In each of these cases, the determination will be made as at or about 11.00 a.m., London time, on that date. This is called the screen rate for the applicable Series and Class of Notes;

         (b) if, on any such Note Determination Date, the screen rate is unavailable, the agent bank will:

                 (i) request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for US dollar deposits of the equivalent amount and for the relevant period, in the London inter-bank market as at or about
                         11.00 a.m. (London time); and

                 (ii) calculate the arithmetic mean, rounded upwards to five decimal places, of those quotations;

         (c) if, on any such Note Determination Date, the screen rate is unavailable and only two or three of the Reference Banks provide offered quotations, the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in (b); and

         (d) if, on any such Note Determination Date, fewer than two Reference Banks provide quotations, the Agent Bank will consult with the Note Trustee and the Master Issuer for the purpose of agreeing a total of two banks to provide such quotations and the relevant rate for that Interest Period will be the arithmetic mean of the quotations as calculated in (b). If no such banks are agreed then the relevant rate for that Interest Period will be the rate in effect for the last preceding interest period for which (a) or (b) was applicable.

         US GLOBAL NOTES means the US Notes in global form.

         US NOTES means each Series and Class of Notes which are registered with the SEC under the Securities Act;

         US PAYING AGENT means Citibank, N.A., New York Branch of 14th Floor, 388 Greenwich Street, New York, New York 10013, as paying agent in the United States of America;

         US PROSPECTUS means the prospectus of the Master Issuer from time to time, the first prospectus being the prospectus dated 11 October 2006, related to the offer and sale of the US Notes;

         US PROSPECTUS SUPPLEMENT means the prospectus supplement of the Master Issuer from time to time, the first prospectus supplement being the prospectus supplement to the Prospectus dated 11 October 2006, related to the offer and sale of the US Notes;

         ZERO COUPON NOTE means a Note, the interest basis of which is specified in the applicable Final Terms as being zero coupon.

3.       INTERPRETATION AND CONSTRUCTION

3.1 Any reference in this Amended and Restated Master Issuer Master Definitions and Construction Schedule or any Master Issuer Transaction Document to:

         AFFILIATE of any person shall be construed as a reference to the ultimate holding company of that person or an entity of which that person or its ultimate holding company (a) has direct or indirect control or (b) owns directly or indirectly more than fifty per cent. (50%) of the share capital or similar rights of ownership;

         the ASSETS of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

         DISPOSAL shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and DISPOSE shall be construed accordingly;

         a GUARANTEE means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

         HOLDING COMPANY means a holding company within the meaning of section 736 of the Companies Act 1985;

         INDEBTEDNESS shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

         a MONTH is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding Business Day Provided that, if a period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month (and references to MONTHS shall be construed accordingly);

         PARTY shall be construed as a party to a particular agreement, as the case may be;

         SUBSIDIARY means, (a) a subsidiary within the meaning of section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of section 258 of the Companies Act 1985;

         VAT means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

         a WHOLLY-OWNED SUBSIDIARY of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

         the WINDING-UP, DISSOLUTION or ADMINISTRATION of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

3.2 [POUND], STERLING or POUNDS STERLING denotes the lawful currency for the time being of the United Kingdom; $, US$, DOLLAR or USD denotes the lawful currency for the time being of the United States of America and [EURO], EURO or EURO denotes the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25 March 1957, as amended by, inter alia, the Single European Act of 1986 and the Treaty of European Union of 7 February 1992 and the Treaty of Amsterdam of 2 October 1997 establishing the European Community, as further amended from time to time.

3.3 In this Amended and Restated Master Issuer Master Definitions and Construction Schedule and in any of the Transaction Documents in which this Amended and Restated Master Issuer Master Definitions and Construction Schedule is expressed to be incorporated or to which this Amended and Restated Master Issuer Master Definitions and Construction
         Schedule is expressed to apply:

         (a) words denoting the singular number only shall include the plural number also and vice versa;

         (b) words denoting one gender only shall include the other genders;

         (c) words denoting persons only shall include firms and corporations and vice versa;

         (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

         (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

         (f) clause, paragraph and schedule headings are for ease of reference only;

         (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

         (h) reference to a time of day shall be construed as a reference to London time; and

         (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

3.4 Any definition that appears in the Master Issuer Transaction Documents that does not appear in this Amended and Restated Master Issuer Master Definitions and Construction Schedule, shall have the meaning given in the Master Definitions and Construction Schedule (as the same may be amended or varied from time to time), unless otherwise defined therein and unless the context otherwise requires. In the event of a conflict between the definitions set out in this Amended and Restated Master Issuer Master Definitions and Construction Schedule and the definitions set out in the Master Definitions and Construction Schedule, unless contrary intention appears, the definitions in the Amended and Restated Master Issuer Master Definitions and Construction Schedule shall prevail.

4.       COUNTERPARTS

         This Amended and Restated Master Issuer Master Definitions and Construction Schedule may be signed in any number of counterparts each of which, when signed, shall constitute one and the same instrument.

5.       GOVERNING LAW AND JURISDICTION

         This Amended and Restated Master Issuer Master Definitions and Construction Schedule is governed by, and shall be construed in accordance with, the laws of England, and the parties hereto irrevocably submit to the jurisdiction of the courts of England.

                                  SCHEDULE 1

                              ACCESSION AGREEMENT

To: The existing parties to the Master Issuer Master Definitions and Construction Schedule (the EXISTING PARTIES)

From:    [Name of Company] (the NEW PARTY)

                                                                       Date:[ ]

 MASTER ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE DATED 1 MARCH 2007
                 AND AMENDED AND RESTATED ON 21 NOVEMBER 2007

       (the MASTER ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE)

We refer to Clause 1 (Accession of New Parties) of the Master Issuer Master Definitions and Construction Schedule.

We, [name of company] of [registered office] (registered no. [ ]) agree to become a party to the Master Issuer Master Definitions and Construction Schedule and to be bound by the terms of the Master Issuer Master Definitions and Construction Schedule in accordance with Clause 1 (Accession of New Parties) thereof.

This Accession Agreement is entered into by way of deed and is governed by English law.

[EXECUTED as a DEED by                       )
                                             )
[NEW PARTY]                                  )     Director
                                             )
acting by [NAME of DIRECTOR]                 )
and [NAME of DIRECTOR/SECRETARY]]            )     Director/Secretary

                                  SIGNATORIES

MASTER ISSUER

EXECUTED for and on behalf of                )
PERMANENT MASTER ISSUER PLC                  )     /s/ CLAUDIA WALLACE
By                                           )

MASTER ISSUER SECURITY TRUSTEE

EXECUTED for and on behalf of                )
THE BANK OF NEW YORK                         )
acting by its authorised signatory           )     /s/ VINCENT GIRAUD
Authorised signatory                         )

NOTE TRUSTEE

EXECUTED for and on behalf of                )
THE BANK OF NEW YORK                         )
acting by its authorised signatory           )     /s/ VINCENT GIRAUD
Authorised signatory                         )

PRINCIPAL PAYING AGENT

EXECUTED for and on behalf of                )
CITIBANK N.A., a company incorporated        )
In the United States of America              )     /s/ GEORGIA MITCHELL

by                                           )

being a person who, in
accordance with the laws
of that territory, is acting under
the authority of the company

REGISTRAR

EXECUTED for and on behalf of                )
CITIBANK N.A., a company incorporated        )
In the United States of America              )     /s/ GEORGIA MITCHELL

by                                           )

being a person who, in
accordance with the laws
of that territory, is acting under
the authority of
the company

TRANSFER AGENT

EXECUTED for and on behalf of                )
CITIBANK N.A., a company incorporated        )     /s/ GEORGIA MITCHELL
In the United States of America              )

by                                           )

being a person who, in
accordance with the laws
of that territory, is acting under
the authority of
the company

AGENT BANK

EXECUTED for and on behalf of                ) /S/ GEORGIA MITCHELL
CITIBANK N.A., a company incorporated        )
In the United States of America              )

by                                           )

being a person who, in
accordance with the laws
of that territory, is acting under
the authority of
the company

U.S. PAYING AGENT

EXECUTED for and on behalf of                ) /S/ GEORGIA MITCHELL
CITIBANK N.A.                                )
SIGNED for and on its behalf by one of its   )
duly authorised attorneys/signatories        )

being a person who, in
accordance with the laws
of that territory, is acting
under the authority of the company

MASTER ISSUER CASH MANAGER AND MASTER ISSUER
ACCOUNT BANK

EXECUTED for and on behalf of                )
BANK OF SCOTLAND PLC                         )
acting by its duly authorised attorney       )

By:                                            /S/ IAN STEWART
                                               /S/ DAVID WILKINSON

Name:

MASTER ISSUER CORPORATE SERVICES PROVIDER

EXECUTED for and on behalf of                )
STRUCTURED FINANCE MANAGEMENT                ) /S/ CLAUDIA WALLACE
LIMITED                                      )
acting by its duly authorised attorney       )

By:

Name:

MASTER ISSUER POST-ENFORCEMENT CALL OPTION HOLDER

EXECUTED for and on behalf of                )
PERMANENT PECOH LIMITED                      )

By
Name:                                        ) /S/ HELENA WHITAKER

2006-1 SERIES 1 MASTER ISSUER SWAP PROVIDER, 2006-1 SERIES 2 MASTER ISSUER SWAP PROVIDER AND 2006-1 SERIES 5 MASTER ISSUER SWAP PROVIDER

EXECUTED for and on behalf of                )
DEUTSCHE BANK AG, LONDON                     )
BRANCH                                       )
acting by its duly authorised attorney       ) /S/ MEGAN WALLIS

By:                                            /S/ DAVID BUNTY
Name:

2006-1 SERIES 3 MASTER ISSUER SWAP PROVIDER

EXECUTED for and on behalf of                )
CREDIT SUISSE INTERNATIONAL                  ) /S/ ULRIKE SCHEFE
signed for and on its behalf by one of its   ) /S/ PARMINDER BAINS
duly authorised attorneys/signatories        )

By:

Name:

2006-1 SERIES 4 MASTER ISSUER SWAP PROVIDER

EXECUTED for and on behalf of                )
BARCLAYS BANK PLC                            )
acting by its duly                           )
authorised attorney                          )

By:                                            /S/ STEWART BROWN

Name:

2007-1 SERIES 3 CLASS A MASTER ISSUER SWAP PROVIDER

EXECUTED for and on behalf of                )
CITIBANK N.A., LONDON                        ) /S/ STEPHANE CARRIER
BRANCH                                       )
acting by its attorney)

2007-1 SERIES 1 MASTER ISSUER SWAP PROVIDER AND 2007-1 SERIES 2 MASTER ISSUER SWAP PROVIDER

EXECUTED for and on behalf of                )
CREDIT SUISSE, LONDON BRANCH                 ) /S/ URIKE SCHEFE
acting by                                    ) /S/ PARMINDER BAINS

2007-1 SERIES 4 MASTER ISSUER SWAP PROVIDER

EXECUTED for and on behalf of                )
DEUTSCHE BANK AG, LONDON                     ) /S/ MEGAN WALLIS
BRANCH                                       ) /S/ DAVID BUNTY
acting by its authorised signatories         )